UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

Amendment No. 1 to

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  January 26, 2010

Cephalon, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19119	23-2484489
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

41 Moores Rd.
Frazer, Pennsylvania	19355
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code  (610) 344-0200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is filed to amend the Current Report on Form 8-K filed November 23, 2009 (the “November Filing”) to note the execution of the final amendment referred to in Item 1.01 of the November Filing and as further described below.

Item 1.01               Entry into a Material Definitive Agreement.

On January 26, 2010, Cephalon, Inc. and Ception Therapeutics, Inc., a privately held biotechnology company , entered into the Third Amendment to Option Agreement effective as of January 26, 2010 (the “Amendment”).  The Amendment implements the terms of, and supercedes and replaces, the Letter Agreement previously described in Item 1.01 of the November Filing.   The terms of the Amendment are described in Item 1.01 of the November Filing, which disclosure is incorporated herein by reference.  Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the November Filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHALON, INC.

Date: February 1, 2010	By:	/s/ J. Kevin Buchi
J. Kevin Buchi
Chief Operating Officer